Powering Growth, Delivering Value Investor Meetings – Barclays Select Series Chicago | April 14, 2015 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, particularly in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental and other concerns surrounding coal-fired generation; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2014 which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value3 PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing southwest U.S. Principal subsidiary: - Arizona Public Service Company, Arizona’s largest and longest-serving electric utility - Regulated utility provides stable, regulated earnings and cash flow base for Pinnacle West Customers: 1.2 million (89% residential) Service Territory: - 34,646 square miles - 11 of the 15 Arizona counties 2014 Peak Demand: 7,007 MW - All time high of 7,236 in July 2006 Generation Capacity: Over 6,400 MW of owned or leased capacity (~9,400 MW with long-term contracts) - Including 29.1% interest in Palo Verde Nuclear Generating Station, the largest in the U.S. Transmission & Distribution: 34,937 miles - Transmission: 5,958 miles - Distribution: 28,979 miles

Powering Growth, Delivering Value4 30.2 30.4 30.4 30.8 30.6 31.2 31.3 31.9 31.4 20 22 24 26 28 30 32 1998 2002 2006 2010 2014 OPERATIONAL EXCELLENCE 108 97 65 58 47 35 43 0 30 60 90 120 2008 2009 2010 2011 2012 2013 2014 Palo Verde Palo Verde has exceeded its own record for generation–32.3 million megawatt-hours annual production in 2014. Palo Verde is the only plant in the U.S. to exceed 30M MW annual production. Safety APS achieved another safe year in 2014. APS ranks in the Top Quartile of electric utility companies. 0 20 40 60 80 100 2008 2009 2010 2011 2012 2013 2014 APS Industry Top Quartile Customer Satisfaction Ranked 5th highest nationally among 54 large investor-owned electric utilities in 2014 J.D. Power residential customer survey. Lowering Outage Time Per Customer Top quartile in industry over past several years. A v e r a g e O u t a g e M i n u t e s / Y e a r M i l l i o n M e g a w a t t H o u r s 500 550 600 650 700 R a t i n g Industry Average APS 32.3

Powering Growth, Delivering Value5 0% 5% 10% 15% 20% 25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 Industrial ARIZONA ECONOMIC INDICATORS Nonresidential Building Vacancy – Metro Phoenix Single Family & Multifamily Housing Permits Maricopa County Home Prices – Metro Phoenix Value Relative to Jan ‘05 50 75 100 125 150 175 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 Vacancy Rate Office Retail Job Growth (Total Nonfarm) - Arizona (10.0)% (5.0)% 0.0% 5.0% 10.0% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 YoY Change E Q4Dec 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 Single Family Multifamily Jan

Powering Growth, Delivering Value6 2015 2016 2017 RETAIL SALES GROWTH (WEATHER-NORMALIZED) YoY Retail Sales Before Customer Programs Energy Efficiency & Customer Conservation Distributed Generation • Weather-normalized retail sales growth on average about 0.5-1.5% for 2015- 2017 after impacts of energy efficiency, customer conservation and distributed renewable generation initiatives (excluding Lost Fixed Cost Recovery) Distributed Generation (DG) Impact • DG makes up 0.5% (or less) of the negative impact to retail sales growth as shown in the chart; equates to approximately 60 GWh out of our total retail sales of over 28,000 GWh • Average residential rooftop solar system produces 10,000 – 12,000 KWh per year (average metro-Phoenix customer’s usage is nearly 15,000 KWh)

KEY DATES FOR RATE DESIGN

Left	Year	Right
Residential demand rates started due to central air conditioning load (currently about 10% of customers have a rate with a demand charge)	Early 1980's	Time of Use rates initiated - Nearly half of our residential customers are on TOU rates
APS proposed stakeholder conference to explore net metering	2012	
	2013	Spring: Conducted series of Technical Workshops on Net Metering July: 2014 RES filing November: ACC decision on net metering; recognized cost shift and implemented $0.70 per watt charge effective January 1, 2014
Mar–Aug: Innovations and Tech Development Workshop Series April 15: Initial quarterly filing on rooftop solar installations May/June: Value and Cost of Dist. Gen. Workshop Series Aug. 12: ACC voted to lift decision to require a rate case filing in 2015 Fall: Ongoing discussions on rate design process	2014	
	2015	April 2: Grid Access Charge filing request with ACC to increase charge for future solar customers to $3.00 per kW from $0.70 per kW, per month
	2015+	Rate design discussions and rate case or another proceeding

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Powering Growth, Delivering Value8 Rate Design Principles 1. Customer-focused 2. Forward-Thinking 3. Affordable & Fair Rate Design Modernization Steps: • Grid Access Charge filing on April 2, 2015 – Interim solution – Seeking increase to $3.00/kw (or about $21/month) from $0.70/kw* – Solar customers also have option to enroll in an existing rate plan, that includes TOU rates and a demand charge – Requesting effective date of August 1, 2015 – Current rooftop solar customers would be grandfathered under existing agreements • Other modifications to be discussed in a rate case or another proceeding – Align TOU or peak vs. off-peak rates more closely with wholesale rates – Align peak rate times with load peak – Broaden use of demand charges GRID ACCESS CHARGE REQUEST IS NEXT STEP IN MODERNIZING RATE DESIGN Fixed Costs 69% Variable Costs 31% Costs – APS Residential Classes (2010) Fixed Charge Revenue 10% Variable Charge Revenue 90% Revenue – APS Residential Classes (2010) Rate design changes needed to align fixed costs and revenue * In Decision No. 74202, Arizona Corporation Commission found that an interim charge of $3.00 per kW per month is reasonable for new DG customers, although the Commission set the initial charge at $0.70 per kW. TOU = Time of Use

Powering Growth, Delivering Value9 RESOURCE PLANNING* 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2014 2017 2020 2023 2026 2029 Existing Owned Resources Existing Contracts Resource Planning Requirement Load Requirement Including Reserves MW 20.1% 35.3% 27.7% 9.5% 7.5% 17.0% 2014 Gas Coal Nuclear RE + DE EE Composition of Energy Mix by Resource* Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency 35.0% 16.9% 18.1% 14.7% 15.3% *Data shown is based on the Integrated Resource Plan Supplement filed September 17, 2014. 2029

BRIGHT CANYON ENERGY – TRANSMISSION GROWTH

BRIGHT CANYON ENERGY

Pinnacle West subsidiary formed to pursue new growth opportunities

TRANSCANYON

A 50/50 Joint Venture formed with MidAmerican Transmission, subsidiary of Berkshire Hathaway Energy, to pursue transmission opportunities in the western United States

DELANEY COLORADO RIVER TRANSMISSION LINE

New 500kV line between the planned Delaney substation near Palo Verde Nuclear Generating Station in Arizona and the Colorado River substation, located just west of Blythe, California

In July 2014, California ISO Board approved DCR and is working through selection process; decision expected summer 2015


WECC
DCR Transmission Line

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SUSTAINABLE COST MANAGEMENT INGRAINED IN BUSINESS PLANNING FRAMEWORK

***Enterprise Process Improvement** is current phase of Sustainable Cost Management -- a standardized, systematic approach to determining how to do our work better including documentation, driven by retiring workforce and need to control costs*


Benchmark peers and determine gaps
Develop Long-term business plan and annual targets
Quarterly measurement and discussion to drive accountability
Linked through Tiered Metrics

Results to Date:

- Reduction of 300+ positions
- Palo Verde Unit Production Cost reduced from 2.2¢ to 2.0¢ per kWh
- Fossil Generation shifted to fleetwide model in 2010 to streamline costs
- Annual Supply savings of $30 million
- Realigned corporate resource model
- Documented nearly 1,000 policies, processes and procedures documented and completed over 150 process improvements

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Powering Growth, Delivering Value12 0% 1% 2% 3% 4% 5% 6% 30% 50% 70% 90% $2.10 $2.18 $2.27 $2.38 2011 2012 2013 2014 2015 2016 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End DIVIDEND GROWTH Pinnacle West’s annual dividend is $2.38 per share; targeting ~5% annual dividend growth Projected Yield as of April 8, 2015 Payout 12 Months Ended December 31, 2014 Dividend Yield Dividend Payout PNW Industry Averages Future dividends subject to declaration at Board of Directors’ discretion

2015 KEY DATES

ACC Key Dates	Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings					
Lost Fixed Cost Recovery	E-01345A-11-0224	Jan 15			
Net Metering – Quarterly Installation Filings	E-01345A-13-0248	Jan 15	Apr 15	Jul 15	Oct 15
Transmission Cost Adjustor	E-01345A-11-0224		May 15		
Renewable Energy Surcharge	TBD			Jul 1	
2014 Integrated Resource Plan (Biennial) and Cholla Unit 2 Retirement Proposal	E-00000V-13-0070		April: ACC Review of 2014 RFP		
Ocotillo Modernization Project	L-00000D-14-0292	Jan – Q2: RFP			
Grid Access Charge Filing	E-01345A-13-0248		Apr 2		
Inquiry into Solar DG business models and practices (Generic Docket)	E-00000J-14-0415	ACC to outline next steps			
ACC Open Meetings	-	*ACC Open Meetings Held Monthly*			

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	*In Session Jan 12 – April 3 (Adjourned)*			
Delaney Colorado River Transmission Line (California ISO)	Jan: Bidders posted		Summer: Cal ISO selects winning bid	

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Powering Growth, Delivering Value APPENDIX

Powering Growth, Delivering Value15 ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) Bob Stump (R)* Tom Forese (R) Doug Little (R) Terms to January 2019Terms to January 2017 Susan Bitter Smith (R) Chairman Bob Burns (R)

Powering Growth, Delivering Value16 • Benefits: – Maintains system reliability through retirement of aging steam units – Replacement units meet need for increased portfolio responsiveness – Aids integration of renewables • Estimated project cost of $600M - $700M (2015 – 2018) • Expected timeline: – Early 2014: Stakeholder engagement and initiate permitting activities – November 5, 2014: ACC approved Certificate of Environmental Compatibility – 2015: Conduct RFP for approximately 300 MW capacity – Late 2015 / Early 2016: Planned start of construction (pending outcome of RFP) – Q2 2018: Project completion – increase OCOTILLO POWER PLANT (TEMPE, AZ) Ocotillo modernization project will maintain valley grid reliability and increase APS’s generating capacity by 290 MW Site Capacity (MW) Current Future (2) Westinghouse 110 MW steam units - constructed 1960 220 Retire (2) Westinghouse 55 MW combustion turbines - constructed 1972/73 110 110 Install (2) GE 102 MW combustion turbines 0 204 Install 3 combustion turbines (subject to RFP) 0 306 Total 330 620 Net site capacity increased by 290 MW

Powering Growth, Delivering Value17 • On December 30, 2013, APS and Southern California Edison (“SCE”) completed previously announced transaction whereby APS agreed to purchase SCE’s 48% interest in Units 4 and 5 of Four Corners – Final purchase price: $182 million – APS will continue to operate Four Corners and now has total interest of about 970 MW – Four Corners-specific revenue requirement ($57.1 million) rates effective January 1, 2015 (docket 11-0224) • APS notified EPA that the Four Corners participants selected the BART alternative requiring APS to retire Units 1-3 by January 1, 2014 and install and operate Selective Catalytic Reduction (“SCR”) control technology on Units 4-5 by July 31, 2018 FOUR CORNERS POWER PLANT – EPA permitting process is in underway; construction expected to begin by early 2016 after approval of final EPA permit – Estimated environmental compliance: Approximately $400 million, primarily in 2016-2017 – In February 2015, APS and El Paso Electric entered into an asset purchase agreement for the purchase of El Paso’s 7% interest in each of Units 4 and 5

APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers



NAVAJO
FOUR CORNERS
Flagstaff
CHOLLA
CORONADO
BAGDAD
Line Relocation
2017
MORGAN
SUN VALLEY
2016
2018
DELANEY
2016
PALO VERDE-HASSAYAMPA
WEST WING
PINNACLE PEAK
MAZATZAL
2017
LIBERTY
Phoenix
RUDD
KYRENE
REDHAWK
2015
SUNDANCE
DESERT BASIN
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2015 (115 kV and above)
  - 275 miles of new lines
  - Includes Hassayampa-North Gila (HANG2)
    - ~110 miles; 500kV
    - Construction started March 2013
    - Estimated in-service mid 2015
- Also includes other planned lines
  - Palm Valley-TS2-Trilby Wash 230kV (2015)
  - Delaney-Palo Verde 500kV (2016)
  - Delaney-Sun Valley 500kV (2016)
  - Sun Valley-Trilby Wash 230kV (2016)
  - Morgan-Sun Valley 500kV (2018)
- Projects to deliver renewable energy approved by ACC
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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Powering Growth, Delivering Value19 APS SOLAR PARTNERS PROGRAM • APS to implement 10 MW of APS-owned residential rooftop solar − On December 19, 2014, ACC voted that it had no objection to APS implementing the program − Equates to approximately 1,500 customers − Will be filed for recovery in next general rate case − 2 MW (of the 10 MW) will only de deployed if coupled with distributed storage • Benefits: − Provides an alternative for those who cannot afford solar or do not want a lease − Study system benefits (i.e. west or SW oriented panels, advanced inverters, etc.) − Participating customers receive monthly credit on their bill through the 20-year life − Support and partner with Arizona solar installers • APS has track record through the Flagstaff Community Power Project − Launched in 2010 − 1.5 MW of distributed energy from solar panels owned by APS, spread across: • 125 residential rooftops • Schools • Neighborhood-scale solar power plant • TBD

Powering Growth, Delivering Value20 • Customers with rooftop solar systems do not pay for all of the electric services they use (i.e. rooftop customers still need support from the grid 24 hours a day) • These unpaid costs are then paid, through higher rates, by non-rooftop solar customers • The issue will get bigger over time as applications and installs continue to increase NET METERING Rooftop solar customers still use the grid 24 hours a day TYPICAL GRID INTERACTION FOR ROOFTOP SOLAR

Powering Growth, Delivering Value21 EMERGING TECHNOLOGIES RELY ON THE GRID All of these technologies are part of an integrated grid Electric Vehicles Battery Storage Fuel Cells Home Energy Management Microgrids Rooftop Solar Electrical System

Powering Growth, Delivering Value22 • Cumulative savings from energy efficiency programs must be equivalent to 22% of annual retail sales by 2020 • Annual milestones in place to measure progress toward cumulative 2020 goal – 9.5% by 2015 – 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS • Portion of retail sales to be supplied by renewable resources – 5% by 2015* – 15% by 2025 • Distributed energy component – 30% of total requirement Energy Efficiency RequirementsRenewable Energy (RES) Requirements APS on track to double 2015 requirement* APS on track to meet target * In APS’s 2009 retail rate case settlement agreement, APS committed to have 1,700 GWh of new renewable resources in service by year-end 2015 in addition to its 2008 renewable resource commitments.

REGULATORY MECHANISMS

We have achieved a more supportive regulatory structure and improvements in cost recovery timing

Mechanism	Adopted / Last Adjusted	Description
Power Supply Adjustor ("PSA")	April 2005 / February 2015	• Recovers variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components
Renewable Energy Surcharge ("RES")	May 2008 / January 2015	• Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustment Clause ("DSMAC")	April 2005 / March 2015	• Recovers costs related to energy efficiency and DSM programs above $10 million in base rates • Provides performance incentive to APS for net benefits achieved • Provides conservation education, rebates and other incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / April 2015	• Allows recovery of certain carrying costs for government-mandated environmental capital projects • Capped at $5 million annually
Transmission Cost Adjustor ("TCA")	April 2005 / June 2014	• Recovers FERC-approved transmission costs related to retail customers • Resets annually as result of FERC Formula Rate process (see below)
FERC Formula Rates	2008 / June 2014	• Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data
Lost Fixed Cost Recovery ("LFCR")	July 2012 / March 2015	• Mitigates loss of portion of fixed costs related to ACC-approved energy efficiency and distributed renewable generation programs

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Powering Growth, Delivering Value24 CREDIT RATINGS APS Parent Corporate Credit Ratings Moody’s A3 Baa1 S&P A- A- Fitch BBB+ BBB+ Senior Unsecured Moody’s A3 - S&P A- - Fitch A- - Outlook Moody’s Positive Positive S&P Stable Stable Fitch Positive Positive We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Investment Grade Credit Ratings

Powering Growth, Delivering Value25 2010 2011 2012 2013 2014 APS FFO / Debt 23.7% 23.6% 27.7% 31.5% 26.6% FFO / Interest 3.3x 4.2x 4.8x 5.6X 5.8x Debt / Capitalization 52.6% 52.9% 50.7% 47.7% 46.3% Pinnacle West FFO / Debt 22.3% 23.0% 26.7% 29.8% 23.6% FFO / Interest 3.1x 3.8x 4.4x 4.9X 5.6x Debt / Capitalization 54.6% 54.4% 52.1% 49.1% 47.7% S&P CREDIT METRICS Key credit metrics remain strong Source: Standard & Poor’s

Powering Growth, Delivering Value26 INVESTOR RELATIONS CONTACTS Paul J. Mountain, CFA Director, Investor Relations Telephone: (602) 250-4952 E-mail: paul.mountain@pinnaclewest.com Chalese Haraldsen Telephone: (602) 250-5643 E-mail: chalese.haraldsen@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Fax: (602) 250-2601 Visit us online at: www.pinnaclewest.com